SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  DECEMBER 19, 1996


                   Atlantic International Entertainment, Ltd.
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             (Exact name of registrant as specified in its charter)

    Delaware                       0-27256                   13-3858917
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(State or other jurisdiction     (Commission                 (IRS Employer
     of incorporation)           File Number)             Identification No.)

         2200 Corporate Boulevard, Suite 317, Boca Raton, Florida 33431
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                    (Address of principal executive offices)

Registrant's telephone number, including area code: (407) 995-2190

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         (Former name or former address, if changed since last report.)

         ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  On December 19, 1996, the Company dismissed Jones, Jensen & Company as its independent accountants, and appointed Buchbinder Tunick & Company LLP as its new certifying accountants. The decision to change accountants was approved by the Company's Board of Directors.

                  Jones, Jensen & Company's report on the Company's financial statements for the fiscal years ending December 31, 1995 and December 31, 1994 (the period for which Jones, Jensen & Company was engaged as independent accountants) contained a going concern qualification. Other than such going concern qualification, no adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

                  During the last two fiscal years and the subsequent interim periods preceding the date hereof, there were no disagreements between the Company and Jones, Jensen & Company on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Jones, Jensen & Company, would have caused Jones, Jensen & Company to make a reference to the subject matter of the disagreements in connection with its reports.

                  There were no other reportable events or disagreements with Jones, Jensen & Company to report in response to Item 304(a) of Regulation S-K within the Company's two most recent fiscal years and any subsequent interim periods preceding the date hereof.

                  During the last two fiscal years and the subsequent interim periods preceding the date of the engagement of Buchbinder Tunick & Company LLP, the Company did not consult Buchbinder Tunick & Company LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.


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

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits:

                  (16) Letter dated February 5, 1997, from Jones, Jensen & Company to the Securities Exchange Commission.


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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ATLANTIC INTERNATIONAL
                                        ENTERTAINMENT, LTD.


Dated: February 6, 1997                 By: /S/ RICHARD IAMUNNO
                                            ------------------------------------
                                            Name: Richard Iamunno
                                            Title: President


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

                             JONES, JENSEN & COMPANY
                           349 S. 200 EAST, SUITE 500
                           SALT LAKE CITY, UTAH 84111


                                February 5, 1997


Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

                        Re: Atlantic International Entertainment, Ltd. (The "Company")
                                ------------------------------------------

Ladies and Gentlemen:

         Further to Item 304(2) of the Regulation S-K, we have been provided by the Company with a copy of its disclosures contained in the attached Form 8-K regarding our replacement as independent accountants to the Company. We have reviewed the attached Form 8-K and agree with the statements made therein regarding our replacement.


                                        Very truly yours,


                                        /S/ JONES , JENSEN & COMPANY
                                        ----------------------------------------
                                        JONES, JENSEN & COMPANY


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